LINE OF CREDIT AGREEMENT

THIS LINE OF CREDIT AGREEMENT (the "Agreement") is dated **June 20, 2008** and is by and between **AQUENT LLC**, a limited liability corporation ("Lender") having an address at 711 Boylston St Boston, MA 02116-2616, **Marmion Industries Corporation, Marmion Investments, Inc d/b/a Marmion Air Service, Federal ID # 83-0397169**, a **Texas** Corporation having an address at **9103 Emmott Rd. Bldg 6-A Houston, TX 77040** (the "Merchant").

W I T N E S S E T H:

A. Concurrently herewith, Lender has agreed to provide to the Merchant accounts receivable financing and other financing accommodations through the purchase of the Merchant's selected accounts receivable (the "Program") pursuant to a Merchant Services Agreement by and among Lender, Merchant and Aquent, LLC (the "Merchant Services Agreement")

B. Merchant has requested Lender to make certain loans to Merchant in order to secure and fund Merchant's obligation to repurchase accounts receivable pursuant to and in accordance with the Merchant Services Agreement, and Lender has agreed to do so, all in accordance with the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereto agree as follows:

1. Advances. From time to time, during the period from the date hereof until **June 20, 2009** (the "Expiration Date"), in the manner hereinafter set forth, Merchant may borrow from Lender and, upon request of Merchant and upon the terms and conditions contained herein, Lender shall lend to the Merchant a sum or sums (the "Advances") which, when added to the outstanding principal amount of the Advances theretofore made pursuant to this Agreement, will not exceed **$500,000** (the "Maximum Amount").

2. Promissory Note. The indebtedness of the Merchant to the Lender with respect to the Advances made from time to time hereunder (the "Line of Credit") shall be evidenced by a promissory note dated the date hereof, as the same may be modified, extended or replaced, made payable to the order of Lender, signed by the Merchant and delivered to Lender (such promissory note, together with all modifications thereto, extensions thereof and substitutions therefore, is referred to as the "Note"). The Note sets out the terms relating to maturity, interest rate, repayment and advances. All Advances made by Lender to the Merchant may be recorded in separate ledgers maintained by Lender, and Lender is authorized to make such recordation which shall be prima facia evidence of the principal amount outstanding there under at any time; provided, however, that any failure to make such a recordation (or any errors in recordation) shall not limit or otherwise affect the obligation of Merchant hereunder or under the Note, which is and shall remain absolute and unconditional.

3. Purpose of Advances. The Line of Credit is extended to secure and fund Merchant's obligation to repurchase accounts receivable or notes Lender has acquired from Merchant pursuant to the Merchant Services Agreement. Advances under the Line of Credit shall not be made for any other purpose.

4. Type of Line of Credit. The Line of Credit is obligatory. Lender shall make Advances to the Merchant or for its benefit under the Line of Credit in accordance with the Merchant Services Agreement unless and until one of the following occurs:

- **a.** The Merchant has borrowed the Maximum Amount available to it;
- **b.** The Line of Credit has expired on the Expiration Date;
- **c.** The Merchant has defaulted on the Note pursuant to the terms thereof;
- **d.** The Merchant has defaulted under the terms of the Merchant Services Agreement;
- **e.** The Merchant has defaulted under any term of this Agreement or any other Loan Document (as hereinafter defined)

5. Related Documents. In conjunction with the Line of Credit, the Merchant shall execute and deliver to Lender certain documents which include, but are not limited to, the following (the "Loan Documents"):

- ☑ PROMISSORY NOTE dated **June 20, 2008:**
- ☑ SECURITY AGREEMENT dated **June 20, 2008:**
- ☑ MERCHANT SERVICES AGREEMENT dated **June 20, 2008:**
- ☑ GUARANTY dated **June 20, 2008:**

6. Remedies. In the event of a default by the Merchant under the terms of any of the Loan Documents, Lender shall have the right to take the following actions:

a. take any action as provided in the Loan Documents;
b. without notice to the Merchant, terminate this Line of Credit

By selecting any of these remedies, the Merchant hereby agrees that Lender is not giving up any right to later use any other remedy it may have under the Loan Documents or as permitted by law The Merchant further agrees that by deciding not to use any remedy available to Lender in the event of your default, Lender does not waive its right to later consider the event a default if it happens again

7. **Costs and Fees.** If Lender hires an attorney to enforce this Agreement, the Merchant shall pay Lender's reasonable attorney's fees, where permitted by law The Merchant shall also pay Lender's court costs and costs of collection, where permitted by law

8. **Covenants.** For as long as the Line of Credit is in effect or the Merchant owes Lender money for Advances made pursuant to the Line of Credit, the Merchant shall do the following:

a. maintain books and records of its operations relating to the accounts or notes purchased by Lender, or use of the funds paid to it pursuant to the Merchant Services Agreement;
b. permit Lender or its representatives to inspect and/or copy these records;
c. permit Lender to make any advance payable to it as the seller of any accounts or notes repurchased by the Merchant pursuant to the terms of the Merchant Services Agreement

9. **Notices.** All notices contemplated or required by this Agreement shall be deemed to have been duly given when given in writing and hand delivered to the other party, or deposited in the U.S. Mail, postage prepaid, certified mail, return receipt requested, to the other party's address set forth in this Agreement Any party may change the address for notice purposes by giving notice in accordance with this Agreement

10. **Miscellaneous.**

(a) No delay or failure on our part in exercising any right, privilege or option hereunder shall be deemed a waiver of any such right, privilege or option and no waiver, amendment, or modification of any provision of this Agreement shall be valid unless it is in writing and signed by Lender and Merchant

(b) Should any provision of this Agreement be prohibited by or invalid under applicable law, the validity of the remaining provisions shall not be affected thereby

(c) The headings herein are for convenience only and shall not define or limit the scope, extent, meaning or intent of this Agreement

(d) This Agreement, together with the Loan Documents and the Merchant Services Agreement, embody the entire agreement between Lender and Merchant with respect to the Program, and Merchant acknowledges that there are no oral statements or representations upon which Merchant is relying in executing this Agreement In the event of any inconsistency arising between this Agreement and any of the Loan Documents or the Merchant Services Agreement, the agreement applicable to the specific right, duty or obligation of Merchant or Lender shall control to the extent necessary to effect the purpose of this Agreement

(e) This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement

(f) This Agreement is binding upon the Merchant and its heirs, legal representatives, successors and assigns and shall inure to the benefit of Lender and its successors and assigns

IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the date set forth above

LENDER:

AQUENT LLC

By: ______________________
Name: Mark L Keehakee
Title: President, AFS

DEBTOR:

MARMION INDUSTRIES CORPORATION
MARMION INVESTMENTS, INC.
d/b/a MARMION AIR SERVICE

By: ______________________
Name: Wilbert H Marmion III
Title: President

State of: TX
County of: Harris
Wilbert H. Marmion III, President of **Marmion Industries Corporation, Marmion Investments, Inc. d/b/a Marmion Air Service** did personally appear before me on this 27 th day of June 2008
Notary Public: Junny Karina Parrales
My Commission Expires: Sept. 18, 2011

JUNNY KARINA PARRALES
Notary Public, State of Texas
My Commission Expires
September 18, 2011

Initials: ____